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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 22, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702                34-1531521
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 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)



  500 Post Road East, Suite 320, Westport, Connecticut        06880
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       (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.  Results of Operations and Financial Condition

     On October 22, 2003, Terex Corporation (the "Company") issued a press release releasing and reviewing the Company's financial results for its fiscal quarter ended September 30, 2003. A copy of this press release, including unaudited consolidated financial statements for the period ended September 30, 2003, is included as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          99.1 Press release of Terex Corporation issued on October 22, 2003.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 2003


                                                  TEREX CORPORATION


                                                  By:  /s/ Eric I Cohen
                                                  Eric I Cohen
                                                  Senior Vice President